Supplement to the
Fidelity® Global High Income Fund and Fidelity® High Income Fund
Class A, Class M, Class C, Class I and Class Z
June 29, 2020
Pros  pectus

Jonathan Kelly no longer serves as a co-manager of Fidelity ® Global High Income Fund.

The following information supplements similar information for Fidelity ® Global High Income Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Nader Nazmi (co-manager) has managed the fund since September 2020.

The following information supplements the biographical information for Fidelity ® Global High Income Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Nader Nazmi is co-manager of Fidelity ® Global High Income Fund, which he has managed since September 2020. He also manages other funds. Since joining Fidelity Investments in 2020, Mr. Nazmi has worked as a research analyst and portfolio manager. Prior to joining the firm, Mr. Nazmi served as a sovereign analyst and macro strategist on the emerging markets debt team at Wellington Management from 2016 to 2020.

AGHI-20-02 1.928679.116	September 18, 2020